UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2022

STEWART INFORMATION SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1360 Post Oak Blvd., Suite 100
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 713-625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 26, 2022, Stewart Information Services Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). Only stockholders of record as of the close of business on April 1, 2022 were entitled to vote at the 2022 Annual Meeting. As of April 1, 2022, 27,161,012 shares of the Company’s Common Stock were outstanding and entitled to vote at the 2022 Annual Meeting. At the 2022 Annual Meeting, 24,955,277 shares of Common Stock were represented, in person or by proxy, constituting a quorum for the meeting.

The following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2022, were before the meeting, and they received the following votes:

Proposal 1: Election of Nine Directors to Serve until the 2023 Annual Meeting. The following individuals were elected to serve as directors of the Company:

	For	Withheld	Broker Non-Votes
Thomas G. Apel	23,029,714	435,076	1,490,487
C. Allen Bradley, Jr.	22,479,075	985,714	1,490,487
Robert L. Clarke	22,876,202	588,587	1,490,487
William S. Corey, Jr.	23,327,693	137,097	1,490,487
Frederick H. Eppinger, Jr.	23,374,319	90,471	1,490,487
Deborah J. Matz	22,699,862	764,927	1,490,487
Matthew W. Morris	23,253,832	210,957	1,490,487
Karen R. Pallotta	22,697,832	766,957	1,490,487
Manuel Sanchez	22,689,420	775,370	1,490,487

Proposal 2: Approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers. The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy.

For	Against	Abstentions	Broker Non-Votes
22,855,624	559,597	49,555	1,490,487

Proposal 3: Non-binding, advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers. A proposal relating to the frequency of the stockholder advisory vote to approve the compensation of the Company’s named executive officers received a majority of the votes cast in favor of a stockholder advisory vote every one year with the votes shown:

Every 1 year	Every 2 years	Every 3 years	Abstentions	Broker Non-Votes
21,841,682	43,200	1,541,861	38,046	1,490,487

Proposal 4: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2022. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
24,388,279	452,133	114,864	0

In light of the voting results with respect to the frequency of future stockholder votes on executive compensation (detailed above under the voting results for Proposal 3), the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation until the next required advisory vote on the frequency of the vote on executive compensation, or until the Board of Directors determines it is in the best interest of the Company to hold such vote with different frequency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ David C. Hisey
David C. Hisey, Chief Financial Officer, Secretary, Treasurer

Date: May 27, 2022